UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐       Preliminary information statement

☐       Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒       Definitive information statement

DUNHAM FUNDS
(Name of Registrant as Specified in Its Charter)

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(1)	Title of each class of securities to which transaction applies: _____
(2)	Aggregate number of securities to which transaction applies: _____
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _______________________________________
(4)	Proposed maximum aggregate value of transaction: _______________
(5)	Total fee paid: _____________________________________________

 Fee paid previously with preliminary materials.

 Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid: ___________________________________________

(2) Form, schedule or registration statement no.:____________________

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Dunham & Associates Investment Counsel, Inc.

10251 Vista Sorrento Parkway, Suite 200

San Diego, CA 92121-2706

(858) 964-0500 Fax: (858) 964-0555

October 31, 2018

Dear Shareholders:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. During the Board’s annual review of the Sub-Adviser on December 19, 2017, at which the Board unanimously approved continuance of the Fund’s sub-advisory agreement with Pier Capital, LLC (‘Pier Capital”), the Board was informed by Pier Capital, which is 100% employee owned, of an ownership transaction that was scheduled to occur in 2018 (the “Transaction”). This is to inform you that the Transaction was completed on September 1, 2018. As a result of the Transaction, non-voting shares (B Shares) were converted to voting shares (A Shares) and the firm’s internal equity ownership broadened from one to eight employee/equity partners, none of whom is a controlling person who owns more than 25% of Pier’s Class A Shares. The Transaction has not resulted in any changes to the terms and fees under the Fund’s sub-advisory agreement with Pier Capital or in the investment strategies and portfolio management of the Fund.

As always, please feel free to call us at 1-888-3DUNHAM (338-6426) with any questions you may have.

Sincerely,

Jeffrey A. Dunham

President

DUNHAM FUNDS

Dunham Small Cap Growth Fund

October 31, 2018

Principal Executive Office:
10251 Vista Sorrento Parkway, Suite 200
San Diego, CA 92121

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Dunham Small Cap Growth Fund (the “Fund”), a series of Dunham Funds (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust received from the U.S. Securities and Exchange Commission (the “SEC”) on September 26, 2006 (the “Order”). The Order permits the Trust’s investment adviser, Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) to hire new unaffiliated investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”), without obtaining shareholder approval. Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of appointing a new sub-adviser or implementing any material change in a sub-advisory agreement.

At a meeting held on December 19, 2017 (the “Meeting”), the trustees, including all the trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as revised (the “1940 Act”) (the “Independent Trustees”), unanimously approved the renewal of the sub-advisory agreement with Pier Capital, LLC (“Pier Capital” or the “Sub-Adviser”). At the Meeting, the Board was informed by Pier Capital, which is 100% employee owned, of an ownership transaction that was scheduled to occur in 2018 (the “Transaction”) and this is to inform you that the Transaction was completed on September 1, 2018. As a result of the Transaction, non-voting shares (B Shares) were converted to voting shares (A Shares) and the firm’s internal equity ownership broadened from one to eight employee/equity partners, none of whom is a controlling person who owns more 25% of Pier Capital’s Class A Shares. The Transaction has not resulted in any changes to the terms and fees under the Fund’s sub-advisory agreement with Pier Capital or in the investment strategies and portfolio management of the Fund. The Transaction has not had and is not expected to have any immediate impact on Pier Capital’s management, which is expected to continue to conduct day-to-day business activities, including Portfolio management. Pier Capital believes that the Transaction offers the potential to enhance its future ability to deliver quality investment advisory services.

This Information Statement is being supplied to the Fund’s shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about October 31, 2018 to the Fund’s shareholders of record as of October 1, 2018 (the “Record Date”). As of the Record Date, there were issued and outstanding 561,305.323 Class A shares, 168,092.286 Class C shares, and 1,623,090.343 Class N shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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I.                BACKGROUND

The Trust is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware statutory trust by a Certificate of Trust filed November 28, 2007, with the Secretary of State of Delaware, and is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and a different investment sub-adviser than the other series of the Trust.

The Adviser is located at 10251 Vista Sorrento Parkway, Suite 200, San Diego, California, 92121. Pursuant to an investment management agreement with the Trust on behalf of the Fund (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, reviews the performance of the sub-advisers and makes recommendations to the Trustees with respect to the retention and renewal of sub-advisory agreements. The Advisory Agreement was most recently renewed by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on December 19, 2017.

As indicated above, the Adviser has obtained the Order from the SEC that permits the Adviser to enter into sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Trust may rely on the Order provided the Fund is managed by the Adviser and complies with the terms and conditions set forth in the application for the Order. The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders.

At a meeting held on December 19, 2017 (the “Meeting”), the trustees, including all the trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as revised (the “1940 Act”) (the “Independent Trustees”), unanimously approved the renewal of the sub-advisory agreement with Pier Capital (the “Sub-Advisory Agreement”). At the Meeting, the Board was informed by Pier Capital, which is 100% employee owned, of an ownership transaction that was scheduled to occur in 2018 (the “Transaction”). The Transaction was completed on September 1, 2018. As a result of the Transaction, non-voting shares (B Shares) were converted to voting shares (A Shares) and the firm’s internal equity ownership was broadened from one to eight employee/equity partners, none of whom is a controlling person who owns more 25% of Pier Capital’s Class A Shares. The Transaction has not resulted in any changes to the terms and fees under the Fund’s sub-advisory agreement with Pier Capital or in the investment strategies and portfolio management of the Fund. The Transaction has not had and is not expected to have any immediate impact on Pier Capital’s management, which is expected to continue to conduct day-to-day business activities, including Portfolio management. Pier Capital believes that the Transaction offers the potential to enhance its future ability to deliver quality investment advisory services.

II.                THE SUB-ADVISORY AGREEMENT FOR THE FUND

Pier Capital, a privately owned company located at 600 Summer Street Suite 203, Stamford, Connecticut 06901, acts as the sub-adviser to the Fund pursuant to the Sub-Advisory Agreement. Mr. Alex Yakirevich is responsible for the day-to-day management of the Fund and has served the Fund as Portfolio Manager since December 2008.

At a meeting held on December 19, 2017, the Board, including all of the Independent Trustees, approved the continuance of the Sub-Advisory Agreement for an additional year. The Sub-Advisory Agreement is attached hereto as Appendix A. At the Meeting, the Board was informed by Pier Capital, which is 100% employee owned, of an ownership transaction that was scheduled to occur in 2018 (the “Transaction”). The Transaction was completed on September 1, 2018. As a result of the Transaction, non-voting shares (B Shares) were converted to voting shares (A Shares) and the firm’s internal equity ownership was broadened from one to eight employee/equity partners, none of whom is a controlling person who owns more 25% of Pier Capital’s Class A Shares. The Transaction has not resulted in any changes to the terms and fees under the Fund’s sub-advisory agreement with Pier or in the investment strategies and portfolio management of the Fund. The Transaction has not had and is not expected to have any immediate impact on Pier Capital’s management, which is expected to continue to conduct day-to-day business activities, including Portfolio management. Pier Capital believes that the Transaction offers the potential to enhance its future ability to deliver quality investment advisory services.

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Under the Sub-Advisory Agreement, Pier Capital receives a fulcrum fee from the Fund, with a base (or fulcrum) that varies based on Pier Capital’s performance as compared to the Fund’s benchmark index, the Russell 2000®Growth Index (the “ Index”) over a trailing 12-month period; provided, however that the performance adjustment to the Base Fee (as hereinafter defined) was calculated daily during the first twelve months based on the average net assets of the Fund from Fund inception to date, and the comparative performance of the Fund (based on Class N share performance) to the Index from Fund inception to date, on the day of calculation. Pier Capital is rewarded when performance exceeds the Index and is when performance is short of the Index. No adjustment is made to the sub-advisory fees if performance falls within the “null zone,” i.e., a range where performance differences are not meaningful.

The Fulcrum Fee is calculated using an annual base sub-advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the r Index. The Base Fee is 0.50%. The Fulcrum Fee could adjust the Base Fee up or down by as much as +/-0.50%, such that the sub-advisory fee could vary from 0.00% to 1.00%.

Pier Capital is compensated under the terms of the Sub-Advisory Agreement based on the Fund’s performance, and the Sub-Advisory Agreement includes a fulcrum fee arrangement as follows:

	Total Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Small Cap Growth Fund	0.65%-1.65%	0.65%	0.00% - 1.00%

The sub-advisory fee is within the limits of the negotiable sub-advisory fee range of 0.00% - 1.30% pre-approved by the Fund’s shareholders on August 26, 2005.

For the fiscal year ended October 31, 2017, pursuant to the Fulcrum Fee arrangement, the Fund paid $103,052 in investment sub-advisory fees to Pier Capital.

The Sub-Advisory Agreement will continue in effect for successive annual periods provided such continuance is approved at least annually by (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of any party to the Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC). The Sub-Advisory Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. In addition, under the Sub-Advisory Agreement:

(a)               Pier Capital shall indemnify the Adviser, the Trust and each series of the Trust, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Trust or a Series and their respective affiliates and controlling persons may sustain as a result of Pier Capital’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, provided, however, that neither the Adviser, the Trust nor any Series shall be indemnified for any liability or expenses which may be sustained as a result of the breach by any one of them of the Sub-Advisory Agreement, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law; and

(b)        the Adviser shall indemnify Pier Capital, its affiliates and control persons (who are not shareholders of the Trust), for (i) any liability and expenses, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Adviser’s breach of the New Sub-Advisory Agreement or its representations and warranties herein, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or a violation of applicable law; provided, however, that Pier Capital shall not be indemnified for any liability or expenses which may be sustained as a result of Pier Capital’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.

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Pier Capital, a Delaware limited liability company, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Pier Capital is located at 600 Summer Street, Suite 203, Stamford, Connecticut 06901. Pier Capital had approximately $830 million in assets under management as of September 30, 2018.

Below is the name and principal occupation of each officer, director or controlling entity of Pier Capita. Unless otherwise noted, the business address of each person listed below is 600 Summer Street, Suite 203, Stamford, Connecticut 06901.

Name	Title and Principal Occupation
Jan Parsons	Chairman
Alexander Yakirevich	President and Chief Investment Officer
Kathy Mienko	Chief Compliance Officer

The fee table below illustrates the Fulcrum Fee methodology employed in the Sub-Advisory Agreement.  The Performance Fee can adjust the Base Fee of 0.50% up or down by as much as +/- 0.50%, such that the sub-advisory fee can vary from the Minimum Fee of 0.00% to a Maximum Fee of 1.00%.  In addition, the fee table illustrates a null zone of plus or minus 0.20%, and the sub-advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.04% of outperformance or underperformance of the Index.

ILLUSTRATIVE SUB-ADVISORY FEE RATES

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus	If Plus	If Minus
EVEN WITH INDEX	Base Fee	0.60%	0.60%
2.00% or more	0.50%	1.000%	0.000%
1.90%	0.48%	0.975%	0.025%
1.80%	0.45%	0.950%	0.050%
1.70%	0.43%	0.925%	0.075%
1.60%	0.40%	0.900%	0.100%
1.50%	0.38%	0.875%	0.125%
1.40%	0.35%	0.850%	0.150%
1.30%	0.33%	0.825%	0.175%
1.20%	0.30%	0.800%	0.200%
1.10%	0.28%	0.775%	0.225%
1.00%	0.25%	0.750%	0.250%
0.90%	0.23%	0.725%	0.275%
0.80%	0.20%	0.700%	0.300%
0.70%	0.18%	0.675%	0.325%
0.60%	0.15%	0.650%	0.350%
0.50%	0.13%	0.625%	0.375%
0.40%	0.10%	0.600%	0.400%
0.30%	0.07%	0.575%	0.425%
0.21%	0.05%	0.553%	0.448%
0.20%	0.00%	0.500%	0.500%
Even with Index	0.00%	0.500%	0.500%

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FEE AND EXPENSE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.94%	0.94%	0.94%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses (1)	1.61%	2.36%	1.36%

(1)	Through a commission recapture arrangement a portion of the Fund’s expenses have been reduced. “Other Expenses” does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reduction been taken into account “Total Annual Fund Operating Expenses” for each class would have been as follows: Class A – 1.60%, Class C – 2.35% and Class N – 1.35%.

Example: This Example in intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$729	$1,054	$1,401	$2,376
Class C	$239	$736	$1,260	$2,696
Class N	$138	;$431	$745	$1,635

BOARD CONSIDERATIONS IN APPROVING CONTINUANCE OF THE SUB-ADVISORY AGREEMENT

On December 19, 2017, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, the renewal of the Sub-advisory Agreement.

The Independent Trustees had requested and reviewed materials the Adviser and the Sub-Adviser provided prior to and during the Meeting and had reviewed a memorandum from Fund counsel that reviewed their fiduciary duties pertaining to renewal of investment management agreement and sub-advisory agreements (collectively, “Advisory Agreements”) and the factors they should consider in evaluating Advisory agreements.

Among other information, the Adviser and the Sub-Adviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated

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profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board had received sufficient information to approve the Sub-Advisory Agreement.

The Independent Trustees and Fund counsel met in executive sessions to consider, among other renewals, the renewal of the Sub-Advisory Agreement. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from the Adviser and the Sub-Adviser.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be renewed. In considering the renewal of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the Sub-Advisory Agreement between the Fund and the Sub-Adviser, the Board considered the nature, extent and quality of services the Sub-Adviser provided under the Sub-Advisory Agreement. The Board reviewed the services the Sub-Adviser provided, the background of the investment professionals servicing the Fund, and the Sub-Adviser’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board also noted:

•	Dunham Small Cap Growth Fund: The Board noted that Pier Capital, has served as the Fund’s sub-adviser since December 10, 2004. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was higher than or in-line with the Peer Group, the Morningstar category and the return of the benchmark index for the one-year period, five-year period, ten-year period, and since Pier commenced serving as sub-adviser to the Fund. The Board concluded that the services Pier provided were satisfactory.
•	Sub-Advisory Fees and Economies of Scale. The Board considered the Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the sub-adviser managed. The Board considered that the fee schedule was negotiated between the Adviser and Sub-Adviser, an unaffiliated third party.
•	The Board considered the base fee paid to the Sub-Adviser when the performance of the Fund is equal to that of a specific index plus or minus a “null” zone. The Board also reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when the sub-adviser delivers results, and how performance fees should be integrated into their analysis.
•	The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to the Sub-Adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns the Sub-Adviser’s interest with those of Fund shareholders. The Board concluded that the Sub-Adviser’s fees were in a reasonable range.
•	The Board reviewed the relevance of economies of scale in the context of a sub-adviser that receives a performance based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with the Sub-Adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with the Sub-Adviser would not be in the best interests of Fund shareholders at this time.
•	Profitability and Fallout Benefits. The Board considered information provided regarding the Sub-Adviser’s estimated profitability from providing sub-advisory services to the Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and the Sub-Adviser, an unaffiliated third party. The Board reviewed materials provided as to any additional benefits the Sub-Adviser receives.
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Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Sub-Advisory Agreement was in the best interests of the Fund.

III.             OTHER MATTERS

The following table provides information about shareholders of record of the Fund as of October 1, 2018 that own more than 5% of a share class.

Class	Name & Address	Percent of Class
N	Dunham Trust Company/Client Omnibus Class N-Reinvest 241 Ridge Street STE 100 Reno, NV 89501-2055	83.96%
C	Dunham Trust Company/Client Omnibus Class C-Reinvest 241 Ridge St. STE 100 Reno, NV 89501	37.92%

As of October 1, 2018, the Trustees and officers as a group owned less than 1% of the Fund’s outstanding shares.

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended October 31, 2017 and semi-annual report for the period ended April 30, 2018, to a shareholder upon request. To obtain the Trust’s annual report, please contact the Trust by calling 1-888-3DUNHAM (or by writing to Dunham Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130).

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The cost of the preparation, printing and distribution of this Information Statement is an expense of the Sub-Adviser.

Principal Underwriter, Administrator and Custodian. Dunham & Associates also serves as the Distributor for the shares of the Fund pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and Dunham & Associates. Gemini Fund Services, LLC (“Gemini”) provides administrative and fund accounting services to the Fund and acts as transfer, dividend disbursing and shareholder servicing agent to the Fund. Gemini’s administrative and fund accounting services are located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 and Gemini’s transfer agency operations are located at 17605 Wright Street, Suite 2, Omaha, NE 68130. US Bank, N.A., which has its principal place of business at 425 Walnut Street, Cincinnati, OH 45202, serves as the Fund's custodian.

Delivery of Documents to Shareholders Sharing an Address. Only one Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. Contact the Trust by calling 1-888-3DUNHAM (338-6426) or writing to Dunham Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130. Shareholders at shared addresses can also contact the Trust to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or notices of internet availability of proxy materials at their shared address.

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APPENDIX A

THE DUNHAM FUNDS

SUB-ADVISORY AGREEMENT

AGREEMENT among DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the "Adviser"), DUNHAM FUNDS, a Delaware statutory trust (the "Trust") on behalf of its series Dunham Small Cap Growth Fund (the "Fund "), and PIER CAPITAL, LLC , a Delaware Limited Liability Corporation (the "Sub-Adviser") (each a "Party," and together , the "Parties").

WHEREAS, the Adviser and the Sub-Adviser are registered with the Securities and Exchange Commission ("SEC") as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and engage in the business of providing investment management services; and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated January 15, 2008 (the "Advisory Agreement") with the Trust, a Delaware business trust registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of several separate series of shares (each a “Series"), each having its own investment objectives and policies and which is authorized to create more Series, and each of which may be issued in one or more classes; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust's Board of Trustees, to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the assets of one or more of the Trust's Series listed on Exhibit A hereto (as the same may be amended from time to time by mutual written consent of the Parties) (each, a "Fund"; collectively, the "Funds"), which assets the Adviser may from time to time assign to the Sub-Adviser (the "Sub-Adviser Assets"), and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of mutual covenants recited below, the Parties agree and promise as follows:

1.	Appointment as Sub-Adviser. The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Board of Trustees of the Trust ("Board ") and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment. In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets. The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.
2.	Duties of Sub-Adviser.

(a) Investments. The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the "Prospectus") and subject to the directions of the Adviser and the Trust's Board of Trustees, as may be amended from time to time, to purchase, hold and sell investments for the Sub-Adviser Assets and to monitor on a continuous basis the performance of the Sub-Adviser Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets. The Adviser agrees to provide the Sub-Adviser information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund's or the Trust's affairs.

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(b)    Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to Sub-Adviser Assets, act in conformity with the Trust's Declaration of Trust and By-Laws, the Prospectus(es), and with the instructions and directions received in writing from the Adviser or the Board and will conform to and comply with the requirement s of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. The Adviser will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board to the extent they may affect a Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser hereby agrees that it will cause the Trust to agree that no shares of any Fund whose assets consist at any time of Sub-Adviser Assets will be marketed or knowingly sold to any plan established or which is tax-exempt under Section 457 of the Code (Governmental Plans).

The Adviser will provide the Sub-Adviser with reasonable (30 days) advance notice, in writing, of any change in a Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes, provided the Sub- Adviser has received such prior notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes. The Sub-Adviser will at all times comply with all disclosure requirement s under all applicable federal and state laws and regulations relating to the Trust or a Fund with respect to the Sub-Adviser Assets, and as to the accuracy of material information furnished in writing by the Sub-Adviser to the Trust, to the Fund or to the Adviser specifically for inclusion in the Prospectus.

The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Trust's registration statement on Form N- lA, as the same may be amended from time to time ("Registration Statement").

The Adviser shall provide the Sub-Adviser with complete copies of each Registration Statement, application for exemptive relief, request for no-action relief or any order or response thereafter made with the SEC or the Internal Revenue Service with respect to the Trust, Sub-Adviser Assets, or any Fund that has Sub-Adviser Assets, promptly after each filing or document is made or submitted.

(c)   Voting of Proxies. The Sub-Adviser shall have the power to vote, either in person or by proxy, all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Trust or a Fund. At the request of the Trust, the Sub-Adviser shall provide its recommendation s as to the voting of such proxies. If both the Sub-Adviser and another entity managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote those shares of such security over which it has investment discretion. The Sub-Adviser agrees to provide such assistance as may be necessary or appropriate to enable the Adviser and the Trust to prepare and timely file with the SEC any required disclosures of Sub-Adviser's proxy voting policies and procedures and Sub-Adviser 's voting record with respect to Sub-Adviser Assets.

(d)   Agent. Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets, provided that the Sub-Adviser's actions in executing such documents shall comply with federal and state rules and regulations, this Agreement, and the Trust's governing documents. The Sub-Adviser agrees to provide the Adviser and the Trust with copies of any such agreements intended to be executed on behalf of the Adviser or the Trust, prior to the execution thereof.

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(e)      Brokerage. The Sub-Adviser will place orders pursuant to the Sub-Adviser's investment determinations for a Fund either directly with the issuer or with any broker or dealer including any affiliated broker-dealer of the Sub-Adviser; provided, however, that in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall execution available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, subject to the approval of the Board, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund .

(f)    Securities Transactions. In no instance, however, will any Fund's portfolio secunt1es be purchased from or sold to the Adviser, the Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the Trust's principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j- 1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-l), as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser's Code of Ethics with respect to the Sub-Adviser Assets, or (ii) identifying any violations which have occurred with respect to the Sub-Adviser Assets and (iii) ce11ifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser's Code of Ethics. The Sub-Adviser will also submit its Code of Ethics for its initial approval by the Board of Trustees and subsequently within six months of any material change of thereto.

The Sub-Adviser agrees to observe and comply with Rule 206(4)-7 of the Advisers Act and Rule 38a- l of the Investment Company Act, as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the review requirements of Rule 206(4)-7, which may include either (i) certifying to the Adviser that the Sub-Adviser has complied with the it's own compliance policies and procedures, (ii) identifying any violations which have occurred with respect to the Sub-Adviser's compliance policies and procedures and (iii) certifying that it has adopted or amended the policies and procedures to prevent future violations of the Sub-Adviser's compliance policies and procedures. The Sub-Adviser will also submit its compliance policies and procedures for its initial approval by the Board and subsequently within six months of any material change of thereto.

(g)   Books and Records. The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a- 1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 3la-2 under the 1940 Act the records required to be maintained under Rule 31a- 1 under the 1940 Act.

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(h)   Information Concerning Sub-Adviser Assets and the Sub-Adviser. From time to time as the Adviser, and any consultants designated by the Adviser, or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Trust may reasonably request. The Sub-Adviser also will inform the Adviser in a timely manner of material changes in portfolio managers responsible for Sub-Adviser Assets, any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser. Upon reasonable request, the Sub-Adviser will make available its officers and employees to meet with the Trust's Board to review the Sub-Adviser Assets.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for a Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any federal or state securities laws, and any rule or regulation thereunder.

(i)   Custody Arrangements. The Sub-Adviser shall on each business day provide the Adviser, its consultant(s), and the Trust's custodian such information as the Adviser, consultant(s) and the Trust's custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

(j)    Historical Performance Information. To the extent agreed upon by the Parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

3.    Independent Contractor. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4.   Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser. The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.    Compensation. For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee listed for the Fund(s) on Exhibit A. Such fees will be computed daily and payable in arrears no later than the seventh (7th) business day following the end of each month, from the Trust on behalf of the Fund(s).

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of ter mination.

6.   Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a)    The Sub-Adviser is and will remain registered as an Investment Adviser under the Advisers Act to the extent required thereby;

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(b)  The Sub-Adviser is a Limited Liability Corporation duly organized and validly existing under the laws of the state of Delaware, with the power to own and possess its assets and carry on its business as it is now being conducted ;

(c)  The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

(d)   The Form ADV of the Sub-Adviser previously provided to the Adviser (a copy of which is attached as Exhibit B to this Agreement) is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV.

7.   Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

(a)	The Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

(b)  The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted ;

(c)   The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation , (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)  The Form ADV of the Adviser as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)   The Adviser shall provide to the Sub-Adviser a complete copy of each amendment to its Form ADV.

(f)The Adviser confirms that not less than forty-eight hours prior to entering into this Agreement, the Sub-Adviser has delivered to the Adviser a document designated as "Form ADV-Part II (a copy of which is attached as Exhibit B)". The Sub-Adviser has advised the Adviser that it has made such delivery pursuant to the requirement of federal law that the Sub-Adviser deliver a written disclosure statement of this nature to the Adviser prior to its execution of this Agreement.

The Adviser acknowledges that it has reviewed and understood the disclosure in such Form ADV-Part II; and

(g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

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8.   Use of Sub-Adviser's Name and Logo. During the term of this Agreement, the Adviser and the Trust shall have the non-exclusive and non-transferable right to use Sub-Adviser's name and logo in all materials relating to the Funds, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written material s prepared for distribution to shareholders of the Series or the public. Neither the Fund nor the Adviser shall use the Sub-Adviser's name or logo in promotional or sales related material s prepared by or on behalf of the Adviser or the Fund, without submission to the Sub-Adviser. Upon termination of this Agreement, the Fund and the Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

9.   Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

10.	Liability and Indemnification.

(a)   Liability. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

(b)   Indemnification. The Sub-Adviser shall indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, which the Adviser, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law. Notwithstanding any other provision in this Agreement , the Sub-Adviser, in addition to its other indemnification obligations hereunder , will indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Sub-Adviser concerning the Sub- Adviser's composite account data or historical performance information on similarly managed investment companies or accounts, except that the Adviser, the Trust and each Fund and their respective affiliated persons and control persons shall not be indemnified for a loss or expense resulting from their negligence or willful misconduct in using such numbers.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its control persons (who are not shareholders of the Trust), for any liability and expenses, including reasonable attorneys' fees, howsoever arising from, or in connection with, the Adviser's breach of this Agreement or its representations and warranties herein or a violation of applicable law; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.

11. Duration and Termination.

(a)  Duration. This Agreement , unless sooner terminated as provided herein, shall remain in effect from the date of execution or, if later, the date the initial capital to a Fund of the Trust is first provided (the "Effective Date."), until two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (1) by the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC). The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

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(b)   Termination. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by : (1) the vote of a majority of the Trustees of the Trust or by the Adviser, in each case, on not less than 30 days nor more than 60 days written notice to the Sub- Adviser, or (2) by any Party immediately upon written notice to the other Party in the event of a breach of any provision to this Agreement by such other Party, or (3) by the Sub-Adviser at any time without the payment of any penalty, on not less than 30 days nor more than 60 days written notice to the Adviser and the Trust.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive relief, or no-action letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement. In the event that there is a proposed change in control of the Sub-Adviser which would act to terminate this Agreement, if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) of the Trust, to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

This Agreement shall extend to and bind the successors and permitted assigns of the Parties.

12.       Amendment. This Agreement may be amended by mutual written consent of the Parties, provided that the terms of any material amendment shall be approved by: (a) the Trust's Board of Trustees and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or no-action position granted by the SEC or its staff, by a vote of the majority of a Fund's outstanding voting securities.

13.         Limitation of Liability. It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Funds personally, but only bind the property of the Funds, as provided in the Trust's Declaration of Trust.

14.  Confidentiality. Subject to the duties of the Adviser, the Trust (and each Fund), and the Sub- Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Parties hereto shall treat as confidential all information pertaining to a Fund and the actions of the Sub-Adviser, the Adviser, the Trust, and a Fund in respect thereof. In accordance with Section 248.11 of Regulation S-P ( 17 CFR 248.1-248.30), Sub-Adviser will not directly, or indirectly through an affiliate, disclose, except as permitted or require by law, any non-public personal information, as defined in Reg. S-P, received from the Trust or the Adviser, regarding any shareholder, to any person that is not affiliated with the Trust or with Sub-Adviser, and, provided that, any such information disclosed to an affiliate of Sub- Adviser shall be under the same limitations on non-disclosure.

15.  Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the Party giving notice to the other Party at the last address furnished by the other Party:

(a)  If to the Adviser:

Jeffrey A. Dunham, President

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, CA 92191

Phone: (858) 964-0500

(b)	If to the Trust:

Denise S. Iverson, Treasurer Dunham

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Funds

P.O. Box 910309

San Diego, CA 92191

Phone: (858) 964-0500

(c)   If to the Sub-Adviser: Jan Parsons, Partner

Pier Capital, LLC

263 Tresser Blvd., 10111 Floor

Stamford, CT 06901-3236

Phone: (203) 425- 1425

16.   Governing Law. This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.    Entire Agreement. This Agreement embodies the entire agreement and understanding between the Parties, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

18.   Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19.  Certain Definition s. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," "affiliates," "controlling persons" and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.	Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of January 1, 2009.

ADVISER

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.

By: /s/Jeffrey A. Dunham

Name: Jeffrey A. Dunham

Title: President

Date: 1/1/09 ,

TRUST

DUNHAM FUNDS

By: /s/ Denise S. Iverson

Name: Denise S. Iverson

Title: Treasurer

Date: 1/1/09

SUB-ADVISER

PIER CAPITAL, LLC

By: /s/ Jan Parsons

Name: Jan Parsons

Title: Partner

Date: 1/1/09

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EXHIBIT A TO

ADVISORY AGREEMENT AMONG

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.; DUNHAM FUNDS;

AND

PIER CAPITAL, LLC

Effective as of January 1, 2009

DUNHAM SMALL CAP GROWTH FUND Class C

Ticker: DCDGX

DUNHAM SMALL CAP GROWTH FUND Class N

Ticker: DNDGX

DUNHAM SMALL CAP GROWTH FUND Class A

Ticker: DADGX

FEE SCHEDULE I COMPENSATION

The Sub-Adviser shall be paid a Fulcrum Fee, consisting of a "Base Fee" and a "Performance Fee" component. Definitions, along with the specific methods of calculation, are described below

Base Fee	50 Basis Points (0.50%) annually
(one basis point “bp”equals one hundredth of one percent)

Performance Fee	The performance fee rate will vary by up to +/-50 bps (0.50%) and the Performance Fee shall be added to or subtracted from the Base Fee to arrive at the total Fulcrum Fee. The comparative index is the Russell 2000 Growth Index (the "Index") over the applicable measurement period. Fund performance will be based on Class N share performance (net of all expenses).

The performance fee rate will increase/decrease by 1 bp (0.01%) for each 4 bps (0.04%) of outperformance/underperformance of the Index; i.e., the performance fee rate will increase/decrease by approximately 25% of the difference in performance. There will be no adjustment to the Base Fee if the Fund performs within the "null zone," defined as +/-20 bps (0.20%) relative to the Index.

It is possible that the Fund could pay the Sub-Adviser more than the Base Fee even though the performance of both the Fund and the Index is negative. This may occur when the decline in the performance of the Index is greater than the decline in the Fund's performance.

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Calculation method for the first year of the Agreement:

During the first twelve months of the Agreement, the Fund will accrue daily both the Base Fee and the Performance Fee. The Base Fee will be calculated at the annual rate disclosed above based on the average daily net assets of the Fund. The performance fee rate will be calculated based on the comparative performance of the Fund to the Index, according to the terms discussed above, for the period beginning from the inception date of the Agreement through the date of calculation. The performance fee rate will be applied to the average daily net assets of the Fund during the same measurement period to calculate the Performance Fee. During the first year, the Sub-Adviser will be paid out monthly only to the extent that the Base Fee less the maximum performance fee rate is greater than 0.00% (the "Minimum Fee"). At the end of the first year, the Sub-Adviser will be paid a lump sum that reflects the total accrued Fulcrum Fee (Base Fee plus or minus Performance Fee) less any Minimum Fees paid out during the first year.

Calculation method beginning with the thirteenth month of the Agreement:

Base Fee	The Base Fee will be computed daily at the annual rate disclosed above applied to the Fund's average daily net assets for the most recent month

Performance Fee	The performance fee rate will be derived from the comparative performance of the Fund relative to the Index, according to the terms discussed above, over a trailing 12- month period. The Performance Fee to be paid will be calculated by applying the annualized performance fee rate calculated as of the most recent month end to the Fund's average daily net assets during the trailing 12-month period. The Performance Fee will be accrued daily

Fulcrum Fee	The total Fulcrum Fee (Base Fee plus or minus Performance Fee) will be paid monthly

By virtue of using average daily net assets over a "rolling" 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund's net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within 90 days. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. Again, this is due to the fact that different periods are used as a basis for determining the average net assets used to calculate both the Base Fee and the Performance Fee. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The Fee Table below illustrates how the performance fee rate is calculated

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Cumulative Twelve Month Return Versus Index	Performance Fee Rate
2.00% or more greater than index	0.50%
1.90% greater than index	0.48%
1.80% greater than index	0.45%
1.70% greater than index	0.43%
1.60% greater than index	0.40%
1.50% greater than index	0.38%
1.40% greater than index	0.35%
1.30% greater than index	0.33%
1.20% greater than index	0.30%
1.10% greater than index	0.28%
1.00% greater than index	0.25%
0.90% greater than index	0.23%
0.80% greater than index	0.20%
0.70% greater than index	0. 18%
0.60% greater than index	0. 15%
0.50% greater than index	0. 13%
0.40% greater than index	0. 10%
0.30% greater than index	0.08%
0.21% greater than index	0.05%
0.20% greater than index	0.00%
Even with Index	0.00%
0.20% less than index	0.00%
0.21% less than index	-0.05%
0.30% less than index	-0.08%
0.40% less than index	-0.10%
0.50% less than index	-0.13%
0.60% less than index	-0.15%
0.70% less than index	-0.18%
0.80% less than index	-0.20%
0.90% less than index	-0.23%
1.00% less than index	-0.25%
1.10% less than index	-0.28%
1.20% less than index	-0.30%
1.30% less than index	-0.33%
1.40% less than index	-0.35%
1.50% less than index	-0.38%
1.60% less than index	-0.40%
1.70% less than index	-0.43%
1.80% less than index	-0.45%
1.90% less than index	-0.48%
2.00% or more less than index	-0.50%

A-11

EXHIBIT B

PIER CAPITAL, LLC FORM ADV

A-12

AMENDMENT TO THE SUB-ADVISORY AGREEMENT

This Amendment is made effective as of the 16th day of December 2014, (the “Effective Date”) to the Sub-Advisory Agreement by and among DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the “Adviser”), DUNHAM FUNDS, a Delaware statutory trust (the “Trust”) and PIER CAPITAL, LLC, a State of Connecticut Limited Liability Company (the “Sub-Adviser”) (each a “Party,” and together, the “Parties”) dated January 1, 2009 (the “Agreement”).

WHEREAS, the Trust desires to engage in transactions with sub-advisers affiliates and to explicitly state the sub-adviser’s obligations to make certain regulatory filings.

WHEREAS, the Parties wish to amend Section 2 of the Agreement to reflect this change;

NOW, THEREFORE, in consideration of mutual covenants recited below, the Parties agree and promise as follows:

1.	Section 2 of the Agreement shall be amended to add the following subsections:

(k)       Sub-Advisory Affiliates. The Sub-Adviser is, along with its affiliated persons, permitted to enter into transactions with the other funds of the Trust and affiliated persons of those other funds of the Trust (collectively, the “Other Funds”). In doing so, the Sub-Adviser is prohibited from consulting with the Adviser or the sub-advisers of these Other Funds concerning securities transactions of the Fund except for the purpose of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

(l)       Regulatory Filings. The Sub-Adviser will be responsible for meeting its regulatory obligations, including the preparation and filing of such reports with respect to the assets of the Fund reflecting holdings over which the Sub-Adviser or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G, Form 13F and Form SH.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Effective Date by their representatives thereunto duly authorized.

ADVISER
DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.

By: /s/ Jeffrey A. Dunham

Name: Jeffrey A. Dunham
Title: President

TRUST

DUNHAM FUNDS

By: /s/ Denise S. Iverson

Name: Denise S. Iverson

Title: Treasurer

SUB-ADVISER
PIER CAPITAL, LLC

By: /s/ Jan Parsons

Name: Jan Parsons

Title: CIO

A-13

DUNHAM SMALL CAP GROWTH FUND

a series of Dunham Funds

10251 Vista Sorrento Parkway, Suite 200

San Diego, CA 92121

(888) 3DUNHAM (338-6426)

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Dunham Small Cap Growth Fund (the “Fund”), a series of Dunham Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes a recent transaction, which may be construed as a change of control, relating to the Fund’s sub-adviser, Pier Capital, LLC (“Pier Capital”). Specifically, at a meeting held on December 19, 2017, (the “Meeting”), the Board of Trustees of the Trust, including all of the Trustees present at the Meeting who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, unanimously approved continuance of the Fund’s sub-advisory agreement with Pier. Also at the Meeting, the Board was informed by Pier Capital, which is 100% employee owned, of an ownership transaction that was scheduled to occur in 2018 (the “Transaction”). This is to inform you that the Transaction was completed on September 1, 2018. As a result of the Transaction, non-voting shares (B Shares) were converted to voting shares (A Shares) and the firm’s internal equity ownership broadened from one to eight employee/equity partners, none of whom is a controlling person who owns more than 25% of Pier Capital’s Class A Shares. The Transaction has not resulted in any changes to the terms and fees under the Fund’s sub-advisory agreement with Pier or in the investment strategies and portfolio management of the Fund.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Fund. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about October 31, 2018 to shareholders of record of the Fund as of October 1, 2018. The Information Statement will be available on the Trust’s website at https://www.dunham.com/FA/FundInfo/SmallCapGrowth until December 17, 2018. A paper or e-mail copy of the Information Statement, as well as a copy of the Trust’s most recent annual report may be obtained, without charge, by contacting the Trust at (888) 3DUNHAM (338-6426), visiting the website at https://www.dunham.com/FA/FundInfo/SmallCapGrowth or emailing the Trust at askdunham@dunham.com.

.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.